                                                                   EXHIBIT 10.30

                              CONSULTING AGREEMENT


         THIS CONSULTING AGREEMENT (this "Agreement") is made and entered into by and between Fibertech & Wireless, Inc., a Delaware corporation (the "Company"), and Harvey Marks, who resides at 1 Dartmouth Drive, Glen Cove, NY 11542 (the "Consultant"), effective as of June __, 2000 (the "Effective Date").

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, the Company desires to retain the services of Consultant as a consultant to the Company on the terms set forth herein.

         NOW, THEREFORE, in consideration of the mutual promises contained herein and certain other good and valuable consideration, the receipt and sufficiency which is hereby acknowledged, the parties agree as follows:

         1. Term. The Company hereby engages Consultant to perform certain consulting services described herein, and Consultant hereby accepts such engagement with the Company for an initial term of twelve (12) months, commencing on the Effective Date, which term shall automatically be extended for an additional twelve-month period unless either party shall notify the other of its election not to so extend, not later than thirty (30) days prior to the expiration of the initial term.

         2. Services to be Provided.

            (a) During the term hereof, Consultant will provide such services as the Company may request from time to time, including without limitation [advising on selection of facilities in buildings that will house major communications carriers (the "Co-location Facilities"); making preliminary inquiries regarding the Co-location Facilities; and negotiating, with such officers as the Chief Executive Officer of the Company shall designate, leases or options for the Co-location facilities.] Consultant's services will be on an as needed basis to be reasonably and mutually agreeable.

            (b) Consultant, in addition to any other obligations set forth in this Agreement, shall:

                (i) Perform such services diligently and to the best of his ability.

                (ii) At all times honestly, fairly, accurately and in good faith present the Company's products and services.

                (iii) Perform his duties in strict compliance with all applicable laws, rules and regulations of duly constituted governmental authorities.

                (iv) Perform his duties in compliance with the instructions, directives and policies issued by officers of the Company (except any directives or policies that may reasonably be construed to violate any applicable laws or public policy as determined by a court of law) and the terms of this Agreement.

                (v) Promptly provide the officers of the Company all significant information relating to the business of the Company that is received by or under the control of Consultant.

                (vi) Promptly return all correspondence and information relating to the Company's business obtained by Consultant during or prior to the term of this Agreement upon termination or expiration of this Agreement.

            (c) The Consultant shall not enter into any agreement or arrangement which purports to bind the Company or to represent to any party that he has the authority to do so.

         3. Compensation.

            (a) Consulting Fee. In full consideration for the performance by Consultant of his obligations hereunder. Consultant shall be entitled to receive options to acquire 250,000 shares of the Company's Class A Common Stock, subject to the terms and conditions set forth in that certain Stock Option Agreement by and between the Company and Consultant, dated as of the date hereof.

            (b) Reimbursement of Expenses. In addition, the Company shall reimburse Consultant for all reasonable expenses incurred by Consultant in performing services for the Company under this Agreement in accordance with normal company policies and procedures.

         4. Notices. All notices, requests, consents and other communications under this Agreement shall be in writing and shall be delivered personally, by overnight delivery of other courier service or by first class certified or registered mail, return receipt requested, postage prepaid to a party at the address set forth below or such other address as such party may specify by notice to the other party in the manner provided in this Section 4:

         If to the Company:   Fibertech & Wireless, Inc.
                              55 Madison Avenue
                              Morristown, New Jersey 07960
                              Attention: Chief Executive Officer

         If to Consultant:    Harvey Marks
                              1 Dartmouth Drive
                              Glen Cove, NY 11542

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

         5. Confidentiality, Inventions and Noncompete Agreement. Concurrently with the execution of this Agreement, Consultant agrees to execute the Confidentiality, Inventions and Non-Compete Agreement attached hereto as Exhibit A.

         6. General Provisions.

            (a) Governing Law. This Agreement shall be governed by the laws of the State of Delaware without reference to any rules of conflict of laws.

            (b) Payment of Costs. The prevailing party in any action brought under this Agreement shall be entitled to reasonable attorney's fees and other related costs and expenses.

            (c) Severability. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future law, then (i) such provision shall be fully severable, (ii) this Agreement shall be construed and enforced as if such provision was never a part of this Agreement and (iii) the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by illegal, invalid, or unenforceable provisions or by their severence.

            (d) No Assignment. This Agreement may not be assigned by either party without the prior written consent of the other party, except that the Company may assign its rights (but not its obligations) hereunder to any of its affiliates.

            (e) Headings. The headings used in this Agreement are for convenience of reference only and shall be of no legal effect in the interpretation of the provisions hereof.

            (f) Entire Agreement. This Agreement, including the Confidentiality, Inventions and Noncompete Agreement attached as Exhibit A hereto and required to be executed by Consultant pursuant to Section 5 hereof, constitutes the entire agreement and understanding between the Company and Consultant relating to the subject matter hereof and supersedes and merges all prior discussions, writings, negotiations, understandings, and agreements with respect thereto and shall not be amended or modified (nor shall any right be waived) except by a written amendment that is completely executed by both the Company and Consultant. By signing below, each of the parties hereto acknowledges that it has read, understands, and agrees to this Agreement as being effective for all purposes as of the Effective Date, notwithstanding any later date of execution set forth elsewhere in this Agreement

            (g) Independent Contractor. The parties hereto acknowledge and understand that Consultant is an independent contractor. Nothing contained in this Agreement shall be deemed or construed to create partnership or joint venture, an employee/employer of principal/agent relationship, or any liability whatsoever of either party with respect to indebtedness, liabilities, obligations or actions of the other party or of any of their respective employees or agents.


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
            IN WITNESS WHEREOF, the parties have executed this Consulting Agreement as of the date set forth above.

                                             FIBERTECH & WIRELESS, INC.
                                             By:_______________________________
                                                A Dale Mayo
                                                Chief Executive Officer


                                                /s/ Harvey Marks
                                                -------------------------------
                                                HARVEY MARKS



                                ACKNOWLEDGEMENT
                                ---------------

The undersigned hereby acknowledges the above Consulting Agreement (the "Consulting Agreement") by and between Fibertech & Wireless, Inc. ("Fibertech") and Harvey Marks ("Marks"). In consideration of Fibertech's agreement to pay the undersigned for time and effort expended by Marks in fulfilling the terms of the Consulting Agreement, such payment not to exceed under any circumstances
$25,000 for any executed lease entered into by and between Fibertech and a lessor and subject to Fibertech's receipt of appropriate invoices, the undersigned hereby waives its rights to any brokerage fees it might otherwise collect for services rendered by Marks.

                                             FIRST NEW YORK REALTY, INC.

                                             By:/s/ Harvey E. Marks
                                                -------------------------------
                                                Title: E.V.P.

                                             By:/s/ Mitchell Marks
                                                -------------------------------
                                                MITCHELL MARKS
                                                PRESIDENT





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

                                    Exhibit A
                                    --------

              Confidentiality, Inventions and Noncompete Agreement

                                   EXHIBIT A


                           Termination Certification


     This is to certify that I do not have in my possession, nor have I failed to return any devices, records, data, notes, reports, proposals, lists, correspondence, specifications, drawings, blueprints, sketches, materials, equipment, computer programs or listings, other documents or property or any reproductions of any of these materials belonging to Fibertech & Wireless, Inc., its subsidiaries, affiliates, successors or assigns (collectively, the "Company").

     I further certify that I have complied with the terms of the Company's Confidentiality, Inventions and Noncompete Agreement signed by me, including the reporting of any intellectual property (as defined in that Agreement) conceived or made by me (solely or jointly with others) covered by that Agreement.

     I further agree that, in compliance with the Confidentiality, Inventions and Noncompete Agreement, I will preserve as confidential all trade secrets, confidential knowledge, data or other proprietary information relating to intellectual property or products, including but not limited to unannounced products, research and development activities, requirements and specifications of specific customers and potential customers, non-public financial information, and quotations or proposals given to customers, including any information disclosed to the Company in confidence by any third party.

          I further agree that for two (2) years from this date, I will not (i) solicit, induce, or encourage any of the Company's employees to leave their employment (ii) solicit, divert or take away any clients or potential clients of the Company or (iii) compete with the Company in violation of the Confidentiality, Inventions and Noncompete Agreement.


                                                Harvey Marks

                                                /s/ Harvey Marks
                                                -------------------------------

                                                Date:  8-1-2000
                                                     __________________________

                                                MIT
                                                   ____________________________

                         CONFIDENTIALITY, INVENTIONS AND
                              NONCOMPETE AGREEMENT


     CONFIDENTIALITY, INVENTIONS AND NONCOMPETE AGREEMENT (this "Agreement"), dated 8-1-2000, made by Harvey Marks ("Consultant") in favor of Fibertech & Wireless, Inc., a Delaware corporation (the "Company").

                                   BACKGROUND
                                   ---------

     WHEREAS, it is recognized by the undersigned Consultant that the performance of his obligations under that certain Consulting Agreement by and between the Company and Consultant, dated as of the date hereof (the "Consulting Agreement"), is likely to give or require access to confidential Company records and sources of information and to bring Consultant into contact with others engaged in confidential work for the Company;

     WHEREAS, it is further recognized by Consultant that is fulfilling the obligations under the Consulting Agreement, he may create or develop intellectual property (including inventions, ideas, discoveries, trade secrets and copyrightable works) resulting from or arising out of the work performed by the undersigned within the scope of his responsibilities, or with the Company's facilities, equipment or supplies, or resulting from his use or knowledge of confidential or trade secret information which is proprietary to the Company.

     NOW THEREFORE, in consideration of the Consulting Agreement and of prospective assignments to work on confidential matters which Consultant acknowledges is sufficient consideration for this Agreement, Consultant agrees to the following continuing obligations.

     1. Confidentiality. During the period of the Consulting Agreement, Consultant agrees except in the course of Consultant's duties on behalf of the Company.

            (a) to keep secret and treat confidentially all confidential information of the Company pertaining to Company customers and prospective customers, customer requirements, customer financial information, and other such confidential information compiled or maintained internally by the Company concerning its customers and prospective customers; and

            (b) to keep secret and treat confidentially all confidential information of the Company pertaining to Company products, costs, marketing plans and contemplated activities, financial matters, research and development, production, engineering, product design, and other such confidential information compiled or maintained internally by the Company concerning its business, operations and activities, by way of illustration, but not limitation, confidential information includes inventions, processes, formulas, data, computer programs (whether in source or object code form) and all information relating to programs now existing or under development, computer program listings, know-how improvements, discoveries, developments, designs, techniques, marketing plans, strategies, forecasts, new products, unpublished financial statements, budgets, projections, licenses, prices, costs, customer and supplier lists and compilations of information. Confidential information does not include information (i) which is or becomes generally known to the public (other than through a breach of this agreement); (ii) made available to Consultant by a person or entity not affiliated with the Company, provided that such party is not under any obligation of confidentiality to the Company which is known to Consultant; or (iii) experience are such that the enforcement of the restrictions in this Section 5 will not unreasonably interfere with Consultant's ability to earn a living.

     6. Termination. In the event of termination of the Consulting Agreement for any reason, I agree to sign and deliver the "Termination Certification" attached to this Agreement as Exhibit A. I also agree that the Company may give notice to my new employer or client of my duties under this Agreement.

     7. Miscellaneous. (a) All of the covenants and provisions herein contained are severable; in the event that any of said covenants or provisions shall be held by any court of competent jurisdiction to be invalid or unenforceable, this agreement shall be construed as if any such invalid or unenforceable covenant or provision were not herein contained. Consultant acknowledges and agrees that any breach by Consultant of any provision of this Agreement would cause irreparable injury to the Company and could not be remedied solely by monetary damages. In addition to any other available remedies in enforcing this agreement, the Company shall be entitled to equitable relief, including, without limitation, injuctive relief and specific performance with proof of actual damages. No delay or omission by the Company in exercising any right under this agreement shall operate as a waiver of that or any other right. A written waiver or consent given by the Company on any one occasion shall be effective only in that instance and shall not be construed as a ban or waiver of any right on any other occasion.

          (b) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware. Consultant agrees that notwithstanding Consultant's place of residence at the time of or subsequent to any breach by undersigned of this agreement, that he or she shall be subject to suit in the state or Federal courts located in New York county.[????]

     IN WITNESS WHEREOF, the undersigned has executed this Confidentiality, Inventions and Noncompete Agreement as of the day and year first above written.

                                             Consultant:

                                             /s/ Harvey Marks
                                             ----------------------------------
                                             Harvey Marks







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